EXHIBIT 12.2

                            FORT HOWARD CORPORATION
                COMPUTATION OF PRO FORMA DEFICIENCY OF EARNINGS
                        AVAILABLE TO COVER FIXED CHARGES
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 1994
                                                                                 THE COMPANY
                                                                                  PRO FORMA
                                                                              -----------------
Earnings:
  Loss before taxes........................................................       $ (10,254)
  Interest expense.........................................................         286,939
  One-fourth of operating lease rental expense.............................           1,881
                                                                              -----------------
                                                                                  $ 278,566
                                                                              -----------------
                                                                              -----------------
Fixed Charges:
  Interest expense.........................................................       $ 286,939
  Capitalized interest.....................................................           4,230
  One-fourth of operating lease rental expense.............................           1,881
                                                                              -----------------
                                                                                  $ 293,050
                                                                              -----------------
                                                                              -----------------
Pro forma deficiency of earnings available to cover fixed charges(1).......       $ (14,484)
                                                                              -----------------
                                                                              -----------------

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(1) For purposes of these computations, earnings consist of consolidated loss before taxes plus fixed charges (excluding capitalized interest). Fixed charges consist of interest on indebtedness (including capitalized interest and amortization of deferred loan costs) plus that portion (deemed to be one-fourth) of operating lease rental expense representative of the interest factor.